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                                                                   EXHIBIT 10.16
                              ASSIGNMENT AGREEMENT

     This Assignment Agreement is made and entered into this 30th day of June, 1994, by and between Nitinol Medical Technologies, Inc., a Delaware corporation ("NMT") and The Beth Israel Hospital Association ("BIH").

                                    RECITALS

A. BIH claims ownership of the following patent applications:

     (i) U.S. Serial No. 07/878,184, entitled A STENT, Filed May 1, 1991, Morris Simon et al.;

     (ii) U.S. Serial No. 08/167/,661, entitled A STENT, Filed December 16, 1993, Morris Simon et al.; and

     (iii) International Application No. PCT/US93/11441 entitled A STENT, Filed November 24, 1993 Beth Israel Hospital;

(collectively referred to as the "Patent Applications").

B. NMT desires to acquire clear title to the Patent Applications and all letters patent that may be obtained thereof, and BIH desires to assign the Patent Applications to NMT and both parties desire to resolve the dispute between them over title thereto as hereinafter set forth.

C. BIH and a partnership predecessor of NMT (hereinafter all references to NMT shall include said partnership) entered into an agreement in 1984 providing, among other things, for research by BIH to be reimbursed by NMT. Said agreement (hereinafter referred to as "the 1984 Agreement") provided, among other things, that "any New Technology or Filter developed by [BIH] under this Agreement with [NMT] funds shall be the property of [NMT]".

D. NMT considers that the inventions covered by the Patent Applications are New Technology developed by BIH with NMT funds and are therefore the property of NMT. NMT acknowledges that BIH does not consider the matter free from doubt.

     NOW, THEREFORE, for and in consideration of premises and the agreements hereinafter set forth, NMT and BIH hereby agree as follows:

     1. BIH agrees to assign the Patent Applications to NMT by assignment in the form of Schedule 1, which is attached hereto and incorporated herein by reference and made a part hereof.

     2. NMT agrees to pay BIH for the assignment as follows:

(a). Upon execution and delivery of this agreement and of the assignment in form of Schedule 1, NMT shall pay BIH:
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     (i) out-of-pocket expenses for legal and filing fees and miscellaneous expenses incurred in connection with the Patent Applications, of $31,979; and

     (ii) $37,500.

(b). When as and if a U.S. patent issues pursuant to either of the two U.S. Patent Applications, NMT will, within 30 days after receiving from BIH a copy of the first to issue of these U.S. Patents or alternatively within 30 days after receiving the issued patent directly from the U.S. Patent and Trademark Office, pay BIH an additional, final, one-time payment of $37,500.

     3. BIH represents to NMT that the execution and delivery of this Agreement and the assignment contemplated hereby is duly authorized by all requisite corporate action. Except for the representation in the foregoing sentence, BIH makes no representations or warranties express or implied of any kind whatsoever to NMT in connection with the sale and assignment to NMT contemplated hereby.

     4. NMT represents to BIH that the execution and delivery of this Agreement is duly authorized by all requisite corporate action. Except for the representation in the foregoing sentence, NMT makes no representations or warranties express or implied of any kind whatsoever to BIH in connection with the sale and assignment to NMT contemplated hereby.

     5. The consummation of this Agreement and the transaction contemplated hereby shall constitute a final resolution of all claims by NMT of any nature whatsoever under or pursuant to the 1984 Agreement.

     6. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes any prior or contemporaneous agreements and understandings in connection therewith. This Agreement may be amended, modified or revoked only by a written instrument executed by all of the parties hereto.

     7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal in triplicate originals as of the date first written above.

                         THE BETH ISRAEL HOSPITAL ASSOCIATION


                         By:/s/ Mitchell T. Rabkin, M.D.
                            -----------------------------------------------
                                       President



                         NITINOL MEDICAL TECHNOLOGIES, INC.



                         By:/s/ C. Leonard Gordon
                            -----------------------------------------------
                                       Chief Executive Officer

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